Astro-Med, Inc

# Needham

Welcome to Astro-Med's Presentation At Needham

Participating:
Participating:
Albert W. Ondis, Astro-Med Chairman & CEO
Albert W. Ondis, Astro-Med Chairman & CEO
Everett V. Pizzuti, Astro-Med President & COO
Everett V. Pizzuti, Astro-Med President & COO
Joseph P. O’Connell, Astro-Med Vice President & CFO
The Eighth Annual
The Eighth Annual
Needham Growth Conference
Needham Growth Conference
January 10-13, 2006
January 10-13, 2006
Astro-Med, Inc
Astro-Med, Inc
Presentation to
Presentation to
Exhibit 99.1

Forward-Looking Statements
Certain of the statements contained in this presentation may be considered forward-looking statements within the meaning of
Section 27A of the Securities Act of 1933, as amended, and
Section 21E of the Securities Act of 1934, as amended. To the extent that any of the statements contained herein relating to
Astro-Med, Inc. or its products or markets are forward-looking, such statements are based on management’s assumptions
and/or current expectations that involve a number of
uncertainties and risks. Such uncertainties and risks include, but are not limited to, those outlined in our Form 10K and other public filings, which we make from time to time with the
Securities and Exchange Commission.

Astro-Med, Inc

# Astro-Med, Inc

*Three Product Groups, One Plan for Growth.*

Meet (ALOT)

QuickLabel® Systems

The Labels You Want When You Need Them

The Labels You Want When You Need Them

Meet Astro-Med’s QuickLabel Systems Product Group

QuickLabel® Systems

The Labels You Want When You Need Them

The Labels You Want When You Need Them

Product Overview Product Overview Label Printers Printing Supplies

QuickLabel® Systems

The Labels You Want When You Need Them

The Labels You Want When You Need Them

Major QuickLabel Opportunity: Digital Color Label Printers

Products Requiring Custom Printed Labels
• Foods and Beverages
• Cosmetics
• Nutraceuticals and Pharmaceuticals
• Chemicals: Agricultural and Cleansers
• Advertising Novelties
• Biomedical Devices
• Tires

The Labels You Want When You Need Them

The Labels You Want When You Need Them

Why Companies Buy QuickLabel Printers:
Why Companies Buy QuickLabel Printers:
100% Packaging Accuracy, as required by law in
biomedical and pharmaceutical industries. Labels printed
in late-stage production on-demand improve accuracy.
Prototype Packaging of products for diverse
domestic and foreign market distribution channels.
Custom Private Labels and Store-Brand Labels to
create higher profit margin opportunities in many retail
and wholesale market segments.

QuickLabel® Systems

The Labels You Want When You Need Them

BARBECUE
AND
Nutrition Facts
Shake well
Refrigerate after opening
Hair Style
Lemon Rush
SHAMPOO
SHARP PROVOLONE
CHEESE
VITABELLA
Allen's Farms
Our bees love our clover fields and the result is the delicate floral flavor of this pure honey.
Clover Honey
Nutrition Facts
Café Pájaro
Organic
Whole Bean Coffee
Shade Grown • 100% Organic
Whole Arabica Beans
SHINE
Wood Floor Polish & Cleaner
BEAUTIFIES Hardwood Floors PRESERVES
#1 on wood
CAUTION: KEEP OUT OF REACH OF CHILDREN AND PETS. HARMFUL IF SWALLOWED. KEEP AWAY FROM HEAT OR FLAME.
24 FL. OZ. (710 ml)
Sharp Cheddar Cheese
COW-A-BUNGA!
VITALABS, INC.
Supplement Facts
Fast Dissolving
MAXIMUM
ANDROSTENE
100mg.
DIETARY SUPPLEMENT
60 CAPSULES

The Labels You Want When You Need Them

QuickLabel® Systems

The Labels You Want When You Need Them

Vivo!

Vivo!

The Labels You Want When You Need Them

New in FY2007 Photo-Quality Digital Label Printer

QuickLabel® Systems

The Labels You Want When You Need Them

The Labels You Want When You Need Them

New Vivo! Photo- Quality Label Printer – 600 dpi QLS-4100 Xe Label Printer – 300 dpi

QuickLabel Outlook • Current Annual Revenue Rate: $30 million (50%) • Fiscal Year 2007: Significant Growth from new product sales

Astro-Med, Inc

TEST & MEASUREMENT PRODUCT GROUP

*Measurement has never been this easy.*

Meet Astro-Med’s Test & Measurement Product Group

**Astro-Med, Inc**

**TEST & MEASUREMENT PRODUCT GROUP**

*Measurement has never been this easy.*

Product Overview Digital Data Acquisition Systems & Consumables Specialty Printer Systems & Consumables

Test & Measurement Product Group • Aerospace Systems • Power Generation & Transmission Systems • Paper and Metal Mill Systems • Automotive Production Systems Market Applications:

Astro-Med, Inc.
TEST & MEASUREMENT PRODUCT GROUP

BOEING
Forever New Frontiers

AIRBUS

Panasonic

General Electric

DAIMLERCHRYSLER

Ford

CATERPILLAR

*Measurement has never been this easy.*

Notable T&M Customers:

Astro-Med, Inc

TEST & MEASUREMENT PRODUCT GROUP

A380

*Measurement has never been this easy.*

The Opportunity in Cockpit Printers

Astro-Med, Inc
TEST & MEASUREMENT PRODUCT GROUP

787

A380
A380

*Measurement has never been this easy.*

Boeing 787 Dreamliner Airbus A380 We Are the Exclusive Supplier of Cockpit Printers to New Commercial Aircraft

Astro-Med, Inc
TEST & MEASUREMENT PRODUCT GROUP

*Measurement has never been this easy.*

C-17 C-130 We Are the Exclusive Supplier of Cockpit Printers to New Military Cargo Aircraft

Test & Measurement Outlook • Percentage of Current Annual Revenue: 20% • Fiscal Year 2007: Continued growth, propelled by existing contracts

GRASS TELEFACTOR
An Astro-Med, Inc. Product Group

Developing Products for Life ...

Meet Astro-Med’s Grass-Telefactor Product Group

GRASS TELEFACTOR
An Astro-Med Inc Product Group

GRASS-TELEFACTOR
TWin

Developing Products for Life ...

Product Overview EEG Systems PSG Systems System Software & Supplies

GRASS TELEFACTOR
An Astro-Med, Inc. Product Group

Developing Products for Life ...

Grass Instruments is the oldest and most
respected name in neurological instrumentation
• Telefactor is a well-known name in Long Term
Epilepsy Monitoring
Astro-Med acquired both and merged them,
upgrading the resulting product group with proprietary
Astro-Med digital technology
Brand History:

Major Grass-Telefactor Opportunities: Sleep (PSG): Rapid growth in treatment of sleep apnea and other sleep disorders Long-Term Epilepsy Monitoring: Product sales to large Research Hospitals

GRASS TELEFACTOR

An Astro-Med, Inc. Product Group

Developing Products for Life ...

The Opportunity in Sleep The Opportunity in Sleep

GRASS TELEFACTOR

An Astro-Med Inc Product Group

AURA PSG
GRASS TELEFACTOR
DC1
RAT
Snore
Airflow
SpO2 Pulse
ECG+
Chin3
Chin1
C3
O1
ROC
A1
REF

Developing Products for Life ...

The Opportunity in Sleep Neurologists and pulmonologists increasingly order PSG (polysomnograph) tests on patients with sleep disorders, often obese people. Aura Wireless PSG Sleep Study System

GRASS TELEFACTOR

An Astro-Med, Inc. Product Group

AURA
PSG
GRASS TELEFACTOR
DC1
RAT
Snore
Airflow
SpO2
Pulse
ECG+
Chin3
Chin1
C3
O1
ROC
A1
REF

Developing Products for Life ...

The Opportunity in Sleep
A Wachovia Securities
study indicates the
potential growth of
sleep studies, finding
that just 22%
of people
who could benefit from
sleep studies have
received them
Aura Wireless PSG
Sleep Study System

GRASS TELEFACTOR

An Astro-Med,Inc Product Group

Developing Products for Life ...

Comet EEG System • Brain activity before and after surgery • Especially epilepsy The Opportunity in Long-Term Monitoring

• Percentage of Current Annual Revenue: 30% • Fiscal Year 2007: Continued growth in Sleep and Long Term Monitoring Grass-Telefactor Outlook:

Astro-Med, Inc

*Financial Highlights*

ALOT of Growth in FY 2007.

Financials Astro-Med, Inc.

Operating Results
Operating Results
($ in Millions)
FY 2004    FY 2005      FY 2006*
Sales
$55.8 $56.0 $59.0
Gross Profit
23.0 23.0 24.5
%
41.2% 41.2% 41.6%
Operating Income
3.6 2.6 3.2
%
6.5% 4.6% 5.5%
EBITDA
4.9 3.8 4.6
Net Income
$3.2 $2.7
(1)
$2.5
(2)
% 5.8% 4.8% 4.3%
EPS
$0.60 $0.47
(1)
$0.43
(2)
(1) Includes tax benefit of $.9 or $0.17 EPS
(2) Includes tax benefit of $.4 or $0.06 EPS
*Forecast FY2006

Astro-Med, Inc

# Financial Highlights

ALOT of Growth in FY 2007.

Test & Measurement 19% - $11.5 Million Grass-Telefactor 30% - $17.8 Million QuickLabel Systems 51% - $29.7 Million Sales by Product Group YE January 31* *Forecast FY2006 Total Sales: $59.0 Million

Astro-Med, Inc

# Financial Highlights

ALOT of Growth in FY 2007.

QuickLabel Systems $25.3       $28.4          $29.7
Growth by Product Group
Growth by Product Group
($ in Millions)
YE January 31
FY04 FY05 FY06*
*Forecast FY2006
Grass-Telefactor        $18.9      $16.5          $17.8
Test & Measurement
$11.6       $11.1          $11.5
Totals                          $55.8       $56.0         $59.0

Astro-Med, Inc

# Financial Highlights

ALOT of Growth in FY 2007.

Cash Equivalents and Marketable Securities           $13.8
Balance Sheet
Balance Sheet
($ in Millions)
A/O 10/29/05
Working Capital
(excluding cash, cash equivalents, and marketable securities)
$16.7
Total Assets           $48.0
Total Debt, including current portion -$0-
Total Stockholders’ Equity                            $39.5

Astro-Med, Inc

# Financial Highlights

ALOT of Growth in FY 2007.

Total Shares Outstanding          5,313,000
Market Capitalization $62 Million
52 Week Range           $8.25 - $13.19
Management Insider Ownership 33%
Institutional Ownership                            23%
Dividend Paid          56 Consecutive Quarters
Years of Profitable Operations          26/28 Years
Investment Considerations
(NASDAQ: ALOT)
A/O 12/31/05

Astro-Med, Inc

# Financial Highlights

ALOT of Growth in FY 2007.

P/E Ratio* 31x P/B Ratio* 1.6 Book Value per Share** $7.44 Cash per Share** $2.59 Dividend Yield 1.5% *A/O 12/31/05 **A/O 10/29/05 Investment Considerations (NASDAQ: ALOT)

Astro-Med, Inc

# Financial Highlights

ALOT Monthly
12/30/05
NASDAQ
+400%
+350%
+300%
+250%
+200%
+150%
+100%
+50%
+0%
-50%
Volume
©BigCharts.com
1.5
1
0.5
0
Millions
D 03 F M A M J J A S O N D 04 F M A M J J A S O N D 05 F M A M J J A S O N D

ALOT of Growth in FY 2007.

Stock Performance 3-Year Monthly Comparison As of 12/31/05

Astro-Med, Inc

## Financial Highlights

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ALOT of Growth in FY 2007.

Investment Considerations
(NASDAQ: ALOT)
Positioned for Growth & Profitability
Proprietary Technology
Strong Capital Structure
Multiple Million-Dollar Markets
New Products Pipeline to support growth
Experienced Management with a proven track record
Established Global Distribution

Thank You ALOT ! Visit us at: www.Astro-MedInc.com